CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Operating expenses:
Research and development		$ 137,412
Selling, general and administrative expenses	$ 16,840,854	951,239
Total operating expenses	16,840,854	1,088,651
Loss from operations	(16,840,854)	(1,088,651)
Other income/(expense):
Other income	36,439	11,792
Other expense	(256)
Foreign exchange gain	12,901	36
Total other income	49,084	11,828
Net loss	(16,791,770)	(1,076,823)
Other comprehensive (loss)/income:
Foreign currency translation adjustment	(460,152)	(14,143)
Comprehensive loss	$ (17,251,922)	$ (1,090,966)
Basic loss per ordinary share	$ (0.14)	$ (0.01)
Diluted loss per ordinary share	$ (0.14)	$ (0.01)
Basic weighted average number of ordinary shares outstanding	123,964,463	83,748,856
Diluted weighted average number of ordinary shares outstanding	123,964,463	83,748,856